UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21549

First Trust Energy Income and Growth Fund
(Exact name of registrant as specified in charter)

10 Westport Road, Suite C101a

Wilton, CT 06897

(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant's telephone number, including area code: 630-765-8000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

First Trust
Energy Income and Growth Fund (FEN)

Annual Report
For the Year Ended
November 30, 2017

Energy Income Partners, LLC

First Trust

Table of Contents

First Trust Energy Income and Growth Fund (FEN)

Annual Report

November 30, 2017

Caution Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Energy Income and Growth Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Performance and Risk Disclosure

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit https://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at https://www.ftportfolios.com.

How to Read This Report

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of EIP are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter

First Trust Energy Income and Growth Fund (FEN)

Annual Letter from the Chairman and CEO

November 30, 2017

Dear Shareholders:

Thank you for your investment in First Trust Energy Income and Growth Fund.

First Trust is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended November 30, 2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

The U.S. bull market continued through the November 2016 election and the first 10 months of the Trump presidency. We believe several factors over the past several months have pointed to an accelerating economy. From November 8, 2016 (Election Day 2016) through November 30, 2017, the S&P 500® Index (the “Index”) posted a total return of 26.49%, according to Bloomberg. In addition, all 11 Index sectors were up on a total return basis. Since the beginning of 2017 through November 30, 2017, the Index has closed its trading sessions at all-time highs on 57 occasions. and has spent the entire year in positive territory. This has only happened in 10 different years over the past seven decades.

Halfway through the fourth quarter, monthly data releases show real gross domestic product (“GDP”) growing at an approximate 3% annual rate. If that holds, it would make for three consecutive quarters of growth at 3% or higher. The last time that happened was 2004. While we remain optimistic about the U.S. economy, we are also well aware that no one can predict the future or know how markets will perform in different economic environments.

We believe that one should invest for the long term and be prepared for market volatility by keeping current on your portfolio and investing goals by speaking regularly with your investment professional. It is also important to keep in mind that past performance can never guarantee future results.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on bringing the types of investments that we believe can help you reach your financial goals.

Sincerely,

James A. Bowen

Chairman of the Board of Trustees

Chief Executive Officer of First Trust Advisors L.P.

First Trust Energy Income and Growth Fund (FEN)

“AT A GLANCE”

As of November 30, 2017 (Unaudited)

Fund Statistics
Symbol on New York Stock Exchange	FEN
Common Share Price	$22.24
Common Share Net Asset Value (“NAV”)	$22.72
Premium (Discount) to NAV	(2.11)%
Net Assets Applicable to Common Shares	$449,384,631
Current Quarterly Distribution per Common Share(1)	$0.5800
Current Annualized Distribution per Common Share	$2.3200
Current Distribution Rate on Common Share Price(2)	10.43%
Current Distribution Rate on NAV(2)	10.21%

Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Return
	1 Year Ended	5 Years Ended	10 Years Ended	Inception (6/24/04)
	11/30/17	11/30/17	11/30/17	to 11/30/17
Fund Performance(3)
NAV	-1.42%	2.80%	6.23%	8.81%
Market Value	-7.28%	1.29%	7.25%	8.27%
Index Performance
S&P 500® Index	22.87%	15.73%	8.29%	8.71%
Bloomberg Barclays U.S. Credit Index of Corporate Bonds	5.98%	3.05%	5.35%	5.24%
Alerian MLP Total Return Index	-6.83%	-1.61%	5.63%	9.05%
Wells Fargo Midstream MLP Total Return Index	-6.59%	1.55%	7.72%	10.61%

Industry Classification	% of Total Investments
Natural Gas Transmission	30.4%
Petroleum Product Transmission	29.4
Crude Oil Transmission	16.8
Electric Power & Transmission	11.6
Propane	4.4
Natural Gas Gathering & Processing	4.3
Coal	2.2
Other	0.9
Total	100.0%

Top Ten Holdings	% of Total Investments
Enterprise Products Partners, L.P.	11.3%
Magellan Midstream Partners, L.P.	7.5
Enbridge Energy Partners, L.P.	6.7
Spectra Energy Partners, L.P.	5.7
ONEOK, Inc.	5.3
TC PipeLines, L.P.	5.1
Williams (The) Cos., Inc.	4.8
Holly Energy Partners, L.P.	4.4
Kinder Morgan, Inc.	4.3
EQT Midstream Partners, L.P.	4.3
Total	59.4%

(1)	Most recent distribution paid or declared through 11/30/2017. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 11/30/2017. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Page 2

Portfolio Commentary

First Trust Energy Income and Growth Fund (FEN)

Annual Report

November 30, 2017 (Unaudited)

Advisor

First Trust Advisors L.P. (“First Trust”) is the investment advisor to the First Trust Energy Income and Growth Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.

Sub-Advisor

Energy Income Partners, LLC

Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”), located in Westport, CT, serves as the investment sub-advisor to the Fund. EIP was founded in 2003 to provide professional asset management services in the area of energy-related master limited partnerships (“MLPs”) and other high-payout securities such as pipeline companies, power utilities, YieldCos and energy infrastructure real estate investment trusts (“REITs”). EIP mainly focuses on investments in energy-related infrastructure assets such as pipelines, power transmission and distribution, petroleum storage and terminals that receive fee-based or regulated income from their corporate and individual customers. EIP manages or supervises approximately $6.0 billion of assets as of November 30, 2017. EIP advises two privately offered partnerships for U.S. high net worth individuals and an open-end mutual fund. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts. Finally, EIP serves as a sub-advisor to three closed-end management investment companies in addition to the Fund, an actively managed exchange-traded fund (“ETF”), a sleeve of an actively managed ETF, a sleeve of a series of a variable insurance trust, and an open-end UCITS fund incorporated in Ireland. EIP is a registered investment advisor with the Securities and Exchange Commission.

Portfolio Management Team

James J. Murchie – Co-Portfolio Manager, Founder and CEO of Energy Income Partners, LLC

Eva Pao – Co-Portfolio Manager, Principal of Energy Income Partners, LLC

John Tysseland – Co-Portfolio Manager, Principal of Energy Income Partners, LLC

Commentary

First Trust Energy Income and Growth Fund

The Fund’s investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to common shareholders. The Fund pursues its objective by investing in cash-generating securities of energy companies, with a focus on investing in publicly traded MLPs and related public entities in the energy sector, which EIP believes offer opportunities for income and growth. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

Market Recap

As measured by the Alerian MLP Total Return Index (“AMZX”) and the Wells Fargo Midstream MLP Total Return Index (“WCHWMIDT”) (collectively the “MLP benchmarks”), the total return for AMZX and WCHWMIDT for the year ended November 30, 2017 was -6.83% and -6.59%, respectively. For AMZX, these returns reflect a positive 6.44% from distribution payments, while the remaining returns are due to share price depreciation. For WCHWMIDT, these returns reflect a positive 6.36% from distribution payments, while the remaining returns are due to share price depreciation. These return figures are according to data collected from several sources, including the MLP benchmarks and Bloomberg. While in the short term, market share price appreciation can be volatile, EIP believes that over the long term, such share price appreciation will approximate growth in per share quarterly cash distributions paid by MLPs. Growth in per share MLP distributions has averaged about 0.9% annually over the last 10 years1. The cash distributions of MLPs, as represented by the AMZX, decreased by about 5.9% over the last 12 months1.

Performance Analysis

On a net asset value (“NAV”) basis, the Fund provided a total return of -1.42%, including the reinvestment of dividends, for the year ended November 30, 20172. This compares, according to collected data, to a total return of 22.87% for the S&P 500® Index, 5.98% for the Bloomberg Barclays U.S. Credit Index of Corporate Bonds, -6.83% for AMZX, and -6.59% for WCHWMIDT. Unlike the Fund, the indices do not incur fees and expenses. On a market value basis, the Fund had a total return, including the reinvestment of

[1]	Source: Alerian Capital Management, Bloomberg, EIP calculations.
[2]	Total return is based on the combination of reinvested dividends, capital gains and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per Common Share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)

First Trust Energy Income and Growth Fund (FEN)

Annual Report

November 30, 2017 (Unaudited)

dividends, of -7.28% for the year ended November 30, 2017. At the end of the period, the Fund was priced at $22.24 per share while the NAV per share was $22.72, a discount of 2.11%. On November 30, 2016, the Fund was priced at $26.30 per share, while the NAV per share was $25.27, a premium of 4.08%.

The Fund maintained its regular quarterly Common Share dividend of $0.58 for the year ended November 30, 2017.

For the 12-month period ended November 30, 2017, the Fund’s NAV outperformed the MLP benchmarks’ average return of -6.71% by 529 basis points (“bps”). We believe the MLP structure and a high payout ratio are only suitable for a narrow set of long-lived assets that have stable non-cyclical cash flows, such as regulated pipelines or other infrastructure assets that are legal or natural monopolies. We believe this approach leads to a portfolio of companies at the blue-chip end of the spectrum with less volatility and higher growth. In our view, these types of companies tend to lag in up markets and outperform in down markets.

Two important factors affecting the return of the Fund relative to the MLP benchmarks are the Fund’s accrual for taxes and use of financial leverage through a line of credit. The Fund established a committed facility agreement with BNP Paribas Prime Brokerage Inc. with a current maximum commitment amount of $225,000,000. The Fund uses leverage because its portfolio managers believe that, over time, leverage can enhance total return for common shareholders. However, the use of leverage can also increase the volatility of the NAV and, therefore, the share price. For example, if the price of securities held by the Fund decline, the effect of changes in common share NAV and common share total return loss would be magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the MLP benchmarks are not leveraged, nor are their returns net of an accrual for taxes. Leverage had a negative impact on the performance of the Fund over the reporting period.

Market and Fund Outlook

Many of the assets held by MLPs were originally constructed decades ago by pipeline and power utilities. When the U.S. deregulated much of the energy industry, these utilities became cyclical commodity companies with too much debt and the resulting financial stress caused divestment of their pipeline assets to the MLP space that was trading at higher valuations. The reverse trend is happening today. Corporate consolidations and simplifications are part of that trend. Corporate simplifications involving pipeline companies and their associated MLPs began late in 2014 and have continued in 2017. These simplifications have involved the acquisition of the subsidiary MLP by the C-Corp parent. While MLPs represented a way for the industry to lower its cost of financing between 2004 through 2014, the severe correction in the price of crude oil in 2014 caused a collapse in MLP valuations as much of AMZX had become exposed to commodity prices between 2004 and 2014. MLP distribution cuts and some bankruptcies followed. Over the last two and a half years, about 40% of the MLPs in AMZX have cut or eliminated their dividends. Now, MLPs in AMZX trade at valuations that are about 40% lower than 2014, while the valuation multiples of non-MLP energy infrastructure companies, like utilities, have risen. MLPs are now, in many cases, a higher-cost way of financing these industries; the reverse of the conditions that led to the growth of the asset class in the early part of the last decade. As a result, we are now witnessing the consolidation or simplification of corporate structures where the MLP sleeve of capital is being eliminated when it no longer reduces a company’s cost of equity financing.

While some stand-alone pipeline companies are now seeking a lower cost of financing outside of the MLP structure, some cyclical companies continue to use the MLP structure to finance non-cyclical assets through sponsored entities. In most cases, these sponsored entities formed as MLPs still trade at higher multiples compared to companies in cyclical industries such as refining, oil and gas production, and petrochemicals. Therefore, in EIP’s view, some of these cyclical energy companies still have an opportunity to lower their financing costs by divesting stable assets, such as pipelines and related storage facilities, to an MLP subsidiary as a way to reduce the overall company’s cost of equity financing. The number and size of these sponsored entities have continued to grow with initial public offerings (“IPOs”) in 2017, while the number of stand-alone MLPs has been declining. Whether from the perspective of a diversified energy company seeking to lower its overall financing costs, or the energy industry in its entirety, it is fair to say that MLPs are generally created when they lower the cost of equity financing and eliminated when they do not.

Historically, the pipeline utility industry has moved in very long cycles and EIP believes the cycle that saw most of U.S. pipeline assets move to the MLP space due to the MLP being a superior financing tool is reversing. In EIP’s view, the investment merits of owning these assets (stable, slow-growing earnings with a high dividend payout ratio) have not changed. The Fund continues to seek to invest primarily in energy infrastructure companies, including MLPs, with mostly non-cyclical cash flows, investment-grade ratings, conservative balance sheets, modest and/or flexible organic growth commitments and liquidity on their revolving lines of credit. Non-cyclical cash flows are, in EIP’s opinion, a good fit with a steady anticipated dividend distribution that is meant to be most, or all, of an energy infrastructure company’s free cash flow.

First Trust Energy Income and Growth Fund (FEN)

Portfolio of Investments

November 30, 2017

Shares/ Units	Description	Value
MASTER LIMITED PARTNERSHIPS – 97.7%
	Chemicals – 0.2%
49,000	Westlake Chemical Partners, L.P. (a)	$1,078,000

	Gas Utilities – 5.8%
547,181	AmeriGas Partners, L.P. (a)	24,562,955
70,000	Suburban Propane Partners, L.P.	1,689,800

		26,252,755

	Independent Power and Renewable Electricity Producers – 3.7%
426,311	NextEra Energy Partners, L.P. (a) (b)	16,638,918

	Oil, Gas & Consumable Fuels – 88.0%
181,401	Alliance Holdings GP, L.P. (a)	4,484,233
577,244	Alliance Resource Partners, L.P. (a)	10,534,703
120,574	BP Midstream Partners, L.P. (a)	2,202,887
132,000	Buckeye Partners, L.P. (a)	6,062,760
62,100	Dominion Energy Midstream Partners, L.P. (a)	1,996,515
3,145,261	Enbridge Energy Partners, L.P. (a)	45,983,716
3,158,006	Enterprise Products Partners, L.P. (a)	77,781,688
428,900	EQT Midstream Partners, L.P. (a)	29,431,118
912,747	Holly Energy Partners, L.P. (a)	30,221,053
775,254	Magellan Midstream Partners, L.P. (a)	51,942,018
26,360	NGL Energy Partners, L.P	329,500
153,000	Phillips 66 Partners, L.P	7,169,580
1,049,882	Plains All American Pipeline, L.P. (a)	20,472,699
129,700	Shell Midstream Partners, L.P. (a)	3,508,385
961,674	Spectra Energy Partners, L.P. (a)	39,351,700
61,262	Tallgrass Energy Partners, L.P. (a)	2,690,627
685,774	TC PipeLines, L.P. (a)	34,844,177
89,126	TransMontaigne Partners, L.P. (a)	3,489,283
620,510	Williams Partners, L.P. (a) (c)	22,772,717

		395,269,359

	Total Master Limited Partnerships	439,239,032

	(Cost $256,617,680)

COMMON STOCKS – 54.8%

	Electric Utilities – 7.7%
52,000	American Electric Power Co., Inc. (a)	4,036,760
63,100	Duke Energy Corp. (a)	5,627,258
131,100	Emera, Inc. (CAD) (a)	4,934,477
58,000	Eversource Energy	3,761,300
188,900	Exelon Corp. (c)	7,879,019
50,000	Hydro One Ltd. (CAD) (a) (d)	881,293
33,800	NextEra Energy, Inc.	5,341,752
3,000	Southern (The) Co	153,600
37,600	Xcel Energy, Inc. (c)	1,940,536

		34,555,995

	Gas Utilities – 1.2%
9,300	Atmos Energy Corp. (a)	858,297
3,699	Chesapeake Utilities Corp. (a)	316,449
85,500	UGI Corp. (c)	4,190,355

		5,365,101

	Multi-Utilities – 7.6%
66,300	CMS Energy Corp. (a)	3,308,370
170,300	National Grid PLC, ADR (c)	10,236,733

See Notes to Financial Statements	Page 5

First Trust Energy Income and Growth Fund (FEN)

Portfolio of Investments (Continued)

November 30, 2017

Shares/ Units	Description	Value
COMMON STOCKS – 54.8%

	Multi-Utilities (Continued)
248,999	Public Service Enterprise Group, Inc. (c)	$13,211,887
60,000	Sempra Energy (c)	7,259,400

		34,016,390

	Oil, Gas & Consumable Fuels – 38.3%
588,700	Enbridge Income Fund Holdings, Inc. (CAD) (a)	13,625,223
420,600	Enbridge, Inc. (c)	15,860,826
341,000	Inter Pipeline, Ltd. (CAD) (a)	7,162,811
128,060	Keyera Corp. (CAD) (a)	3,609,085
1,725,855	Kinder Morgan, Inc. (c)	29,736,482
699,784	ONEOK, Inc. (a) (c)	36,318,790
122,700	Targa Resources Corp.	5,325,180
579,571	TransCanada Corp. (c)	27,836,795
1,128,173	Williams (The) Cos., Inc. (c)	32,773,426

		172,248,618

	Total Common Stocks	246,186,104

	(Cost $222,781,409)

REAL ESTATE INVESTMENT TRUSTS – 0.7%

	Equity Real Estate Investment Trusts – 0.7%
42,611	CorEnergy Infrastructure Trust, Inc. (a)	1,519,082
81,300	InfraREIT, Inc. (a)	1,717,056

	Total Real Estate Investment Trusts	3,236,138

	(Cost $3,001,008)
	Total Investments – 153.2%	688,661,274

	(Cost $482,400,097) (e)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN – (0.3)%
500	Enbridge, Inc.	$1,885,500	$37.50	Apr 2018	(85,000)
1,800	Exelon Corp.	7,507,800	42.00	Jan 2018	(144,000)
2,500	Kinder Morgan, Inc.	4,307,500	19.00	Jan 2018	(25,000)
300	National Grid PLC (f)	1,803,300	70.00	Mar 2018	(1,500)
2,800	ONEOK, Inc.	14,532,000	57.50	Jan 2018	(28,000)
1,700	ONEOK, Inc. (f)	8,823,000	60.00	Jan 2018	(8,500)
300	Public Service Enterprise Group, Inc	1,591,800	47.50	Dec 2017	(155,862)
200	Sempra Energy	2,419,800	120.00	Dec 2017	(46,200)
400	Sempra Energy	4,839,600	120.00	Jan 2018	(102,000)
2,600	TransCanada Corp.	12,487,800	50.00	Dec 2017	(13,000)
800	UGI Corp.	3,920,800	50.00	Apr 2018	(80,000)
1,100	Williams (The) Cos., Inc.	3,195,500	30.00	Jan 2018	(35,200)
3,000	Williams (The) Cos., Inc.	8,715,000	29.00	Feb 2018	(297,000)
4,100	Williams (The) Cos., Inc.	11,910,500	30.00	Feb 2018	(237,800)
600	Williams (The) Cos., Inc.	1,743,000	31.00	Feb 2018	(18,000)
200	Williams (The) Cos., Inc.	581,000	32.00	Feb 2018	(2,600)
600	Williams Partners, L.P. (f)	2,202,000	42.50	Jan 2018	(600)
300	Xcel Energy, Inc.	1,548,300	50.00	Dec 2017	(39,000)

	Total Call Options Written				(1,319,262)

	(Premiums received $1,692,744)

Page 6	See Notes to Financial Statements

First Trust Energy Income and Growth Fund (FEN)

Portfolio of Investments (Continued)

November 30, 2017

Description	Value
Outstanding Loan – (34.6)%	$(155,500,000)
Net Other Assets and Liabilities – (18.3)%	(82,457,381)

Net Assets – 100.0%	$449,384,631

(a)	All or a portion of this security serves as collateral on the outstanding loan.
(b)	NextEra Energy Partners, L.P. is taxed as a “C” corporation for federal income tax purposes.
(c)	All or a portion of these securities’ positions represent covers for outstanding options written.
(d)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration.

As such, it does not require the additional disclosure required of restricted securities.

(e)	Aggregate cost for federal income tax purposes was $395,062,717. As of November 30, 2017, the aggregate gross unrealized appreciation for all investments in which there as an excess of value over tax cost was $298,005,148 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $5,725,853. The net unrealized appreciation was $292,279,295. The amounts presented are inclusive of derivative contracts.
(f)	This investment is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At November 30, 2017, investments noted as such are valued at $(10,600) or (0.0)% of net assets.

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of November 30, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE

	Total Value at 11/30/2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Master Limited Partnerships*	$439,239,032	$439,239,032	$—	$ —
Common Stocks*	246,186,104	246,186,104	—	—
Real Estate Investment Trusts*	3,236,138	3,236,138	—	—
Total Investments	$688,661,274	$688,661,274	$—	$ —

LIABILITIES TABLE

	Total Value at 11/30/2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Options Written	$(1,319,262)	$(855,800)	$(463,462)	$ —

*	See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at November 30, 2017.

See Notes to Financial Statements	Page 7

First Trust Energy Income and Growth Fund (FEN)

Statement of Assets and Liabilities

November 30, 2017

ASSETS:
Investments, at value (Cost $482,400,097)	$688,661,274
Cash	13,674,754
Receivables:
Income taxes	12,804,208
Investment securities sold	875,530
Dividends	681,359
Prepaid expenses	108,314

Total Assets	716,805,439

LIABILITIES:
Outstanding loan	155,500,000
Deferred income taxes	106,414,850
Options written, at value (Premiums received $1,692,744)	1,319,262
Payables:
Income taxes	2,464,690
Investment securities purchased	538,055
Investment advisory fees	500,974
Interest and fees on loan	491,643
Audit and tax fees	100,178
Printing fees	37,252
Administrative fees	26,042
Custodian fees	14,262
Transfer agent fees	5,237
Legal fees	4,600
Trustees’ fees and expenses	2,834
Financial reporting fees	771
Other liabilities	158

Total Liabilities	267,420,808

NET ASSETS	$449,384,631

NET ASSETS consist of:
Paid-in capital	$384,620,164
Par value	197,783
Accumulated net investment income (loss), net of income taxes	(13,938,039)
Accumulated net realized gain (loss) on investments, written options and foreign currency transactions, net of income taxes	(54,498,687)
Net unrealized appreciation (depreciation) on investments, written options and foreign currency translation, net of income taxes	133,003,410

NET ASSETS	$449,384,631

NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$22.72

Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	19,778,270

Page 8	See Notes to Financial Statements

First Trust Energy Income and Growth Fund (FEN)

Statement of Operations

For the Year Ended November 30, 2017

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $547,773)		$12,575,611
Interest		3,994

Total investment income		12,579,605

EXPENSES:
Investment advisory fees		6,560,348
Interest and fees on loan		5,640,159
Administrative fees		311,331
Printing fees		107,074
Audit and tax fees		95,666
Custodian fees		85,468
At the market offering costs		80,384
Transfer agent fees		32,814
Legal fees		17,327
Trustees’ fees and expenses		17,275
Financial reporting fees		9,250
Other		51,341

Total expenses		13,008,437

NET INVESTMENT INCOME (LOSS) BEFORE TAXES		(428,832)

Current state income tax benefit (expense)	(1,003,663)
Current federal income tax benefit (expense)	(14,844,977)
Deferred federal income tax benefit (expense)	18,339,710
Deferred state income tax benefit (expense)	467,085

Total income tax benefit (expense)		2,958,155

NET INVESTMENT INCOME (LOSS)		2,529,323

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) before taxes on:
Investments		42,274,858
Written options		4,585,026
Foreign currency transactions		(32,774)

Net realized gain (loss) before taxes		46,827,110

Deferred federal income tax benefit (expense)	(18,449,657)
Deferred state income tax benefit (expense)	(1,004,252)

Total income tax benefit (expense)		(19,453,909)

Net realized gain (loss) on investments, written options and foreign currency transactions		27,373,201

Net increase from payment by the sub-advisor before taxes		39,539

Deferred federal income tax benefit (expense)	(15,578)
Deferred state income tax benefit (expense)	(848)

Total income tax benefit (expense)		(16,426)

Net increase from payment by the sub-advisor		23,113

Net change in unrealized appreciation (depreciation) before taxes on:
Investments		(54,888,303)
Written options		542,028
Foreign currency translation		(1,337)

Net change in unrealized appreciation (depreciation) before taxes		(54,347,612)

Deferred federal income tax benefit (expense)	18,323,665
Deferred state income tax benefit (expense)	1,134,436

Total income tax benefit (expense)		19,458,101

Net change in unrealized appreciation (depreciation) on investments, written options and foreign currency translation		(34,889,511)

NET REALIZED AND UNREALIZED GAIN (LOSS)		(7,493,197)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$(4,963,874)

See Notes to Financial Statements	Page 9

First Trust Energy Income and Growth Fund (FEN)

Statements of Changes in Net Assets

	Year Ended 11/30/2017	Year Ended 11/30/2016
OPERATIONS:
Net investment income (loss)	$2,529,323	$692,012
Net realized gain (loss)	27,373,201	(11,640,198)
Net increase from payment by the sub-advisor	23,113	34,465
Net change in unrealized appreciation (depreciation)	(34,889,511)	53,166,671

Net increase (decrease) in net assets resulting from operations	(4,963,874)	42,252,950

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain	(45,322,502)	(4,920,478)
Return of capital (See Note 2E)	—	(39,997,449)

Total distributions to shareholders	(45,322,502)	(44,917,927)

CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through at the market offerings	9,197,404	—
Proceeds from Common Shares reinvested	730,764	587,902

Net increase (decrease) in net assets resulting from capital transactions	9,928,168	587,902

Total increase (decrease) in net assets	(40,358,208)	(2,077,075)

NET ASSETS:
Beginning of period	489,742,839	491,819,914

End of period	$449,384,631	$489,742,839

Accumulated net investment income (loss), net of income taxes at end of period	$(13,938,039)	$(16,467,362)

CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	19,379,021	19,355,214
Common Shares sold through at the market offerings	370,671	—
Common Shares issued as reinvestment under the Dividend Reinvestment Plan	28,578	23,807

Common Shares at end of period	19,778,270	19,379,021

Page 10	See Notes to Financial Statements

First Trust Energy Income and Growth Fund (FEN)

Statement of Cash Flows

For the Year Ended November 30, 2017

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(4,963,874)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(308,749,848)
Sales, maturities and paydowns of investments	338,388,700
Proceeds from written options	8,367,700
Amount paid to close written option	(1,831,965)
Return of capital received from investment in MLPs	32,984,918
Net realized gain/loss on investments and written options	(46,859,884)
Net change in unrealized appreciation/depreciation on investments and written options	54,346,275
Net increase from payment by the sub-advisor	(39,539)
Decrease in deferred income tax payable	(18,794,563)
Changes in assets and liabilities:
Decrease in income tax receivable	328,623
Decrease in interest receivable	73
Decrease in dividends receivable	19,051
Increase in prepaid expenses	(106,723)
Increase in interest and fees payable on loan	8,506
Increase in income tax payable	2,464,690
Decrease in investment advisory fees payable	(34,579)
Decrease in audit and tax fees payable	(4,512)
Decrease in legal fees payable	(1,910)
Decrease in printing fees payable	(4,726)
Increase in administrative fees payable	4
Decrease in custodian fees payable	(18,704)
Decrease in transfer agent fees payable	(395)
Decrease in Trustees’ fees and expenses payable	(136)
Decrease in other liabilities payable	(4,765)

Cash provided by operating activities		$55,492,417

Cash flows from financing activities:
Proceeds of Common Shares sold	9,197,404
Proceeds of Common Shares reinvested	730,764
Distributions to Common Shareholders from net realized gain	(45,322,502)
Repayment of borrowing	(43,000,000)
Proceeds from borrowing	24,000,000

Cash used in financing activities		(54,394,334)

Increase in cash (a)		1,098,083
Cash at beginning of period		12,576,671

Cash at end of period		$13,674,754

Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$5,631,653

Cash paid during the period for taxes		$13,055,325

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(1,337).

See Notes to Financial Statements	Page 11

First Trust Energy Income and Growth Fund (FEN)

Financial Highlights

For a Common Share outstanding throughout each period

	Year Ended November 30,
	2017		2016		2015	2014	2013
Net asset value, beginning of period	$25.27		$25.41		$38.08	$32.93	$29.12

Income from investment operations:
Net investment income (loss) (a)	0.13		0.04		0.18	(0.03)	(0.14)
Net realized and unrealized gain (loss)	(0.37	) (b)	2.14	(b)	(10.59)	7.33	6.01

Total from investment operations	(0.24)		2.18		(10.41)	7.30	5.87

Distributions paid to shareholders from:
Net realized gain	(2.32)		(0.25)		(2.26)	(2.15)	(1.60)
Return of capital	—		(2.07)		—	—	(0.47)

Total distributions paid to Common Shareholders	(2.32)		(2.32)		(2.26)	(2.15)	(2.07)

Premiums from shares sold in at the market offering	0.01		—		—	—	0.01

Net asset value, end of period	$22.72		$25.27		$25.41	$38.08	$32.93

Market value, end of period	$22.24		$26.30		$23.12	$35.47	$32.38

Total return based on net asset value (c)	(1.42	)% (b)	9.61	% (b)	(28.30)%	23.06%	20.41%
Total return based on market value (c)	(7.28)%		25.39%		(29.96)%	16.57%	12.34%

Net assets, end of period (in 000’s)	$449,385		$489,743		$491,820	$737,135	$637,311
Portfolio turnover rate	40%		54%		28%	21%	25%

Ratios of expenses to average net assets:
Including current and deferred income taxes (d)	2.07%		7.65%		(15.26)%	13.34%	11.34%
Excluding current and deferred income taxes	2.68%		2.60%		2.21%	2.04%	1.85%
Excluding current and deferred income taxes and interest expense	1.52%		1.51%		1.47%	1.37%	1.41%

Ratios of net investment income (loss) to average net assets:
Net investment income (loss) ratio before tax expenses	(0.09)%		(0.77)%		0.72%	(0.15)%	(0.64)%
Net investment income (loss) ratio including tax expenses (d)	0.52%		(5.82)%		18.18%	(11.46)%	(10.12)%

Indebtedness:
Total loan outstanding (in 000’s)	$155,500		$174,500		$183,000	$248,000	$205,400
Asset coverage per $1,000 of indebtedness (e)	$3,890		$3,807		$3,688	$3,972	$4,103

(a)	Based on average shares outstanding.
(b)	During the years ended November 30, 2017 and 2016, the sub-advisor reimbursed the Fund $39,539 and $55,570, respectively, in connection with trade errors which each represent less than $0.01 per share. Since the sub-advisor reimbursed the Fund, there was no effect on the total return.
(c)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(d)	Includes current and deferred income taxes associated with each component of the Statement of Operations.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.

Page 12	See Notes to Financial Statements

Notes to Financial Statements

First Trust Energy Income and Growth Fund (FEN)

November 30, 2017

1. Organization

First Trust Energy Income and Growth Fund (the “Fund”) is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol FEN on the NYSE MKT.

The Fund’s investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund focuses on investing in publicly-traded master limited partnerships (“MLPs”) and related public entities in the energy sector, which Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”) believes offer opportunities for income and growth. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

2. Significant Accounting Policies

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation

The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, deferred income taxes and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:

Common stocks, MLPs, real estate investment trusts and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the

Notes to Financial Statements (Continued)

First Trust Energy Income and Growth Fund (FEN)

November 30, 2017

third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

1) the type of security;

2) the size of the holding;

3) the initial cost of the security;

4) transactions in comparable securities;

5) price quotes from dealers and/or third-party pricing services;

6) relationships among various securities;

7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

8) an analysis of the issuer’s financial statements; and

9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

1) the value of similar foreign securities traded on other foreign markets;

2) ADR trading of similar securities;

3) closed-end fund trading of similar securities;

4) foreign currency exchange activity;

5) the trading prices of financial products that are tied to baskets of foreign securities;

6) factors relating to the event that precipitated the pricing problem;

7) whether the event is likely to recur; and

8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

○	Quoted prices for similar investments in active markets.
○	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
○	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
○	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of November 30, 2017, is included with the Fund’s Portfolio of Investments.

B. Option Contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call or put options (“options”) on all or a portion of the MLPs and common stock of energy companies held in the Fund’s portfolio as determined to be appropriate by the Sub-Advisor. The number of options the Fund can write (sell) is limited by the amount of MLPs and common stock of energy companies the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered options. When the Fund writes (sells) an option, an amount equal to the

Notes to Financial Statements (Continued)

First Trust Energy Income and Growth Fund (FEN)

November 30, 2017

premium received by the Fund is included in “Options written, at value” on the Fund’s Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss and is included in “Net realized gain (loss) before taxes on investments” on the Statement of Operations. If the price of the underlying equity security is less than the option’s strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as “Net realized gain (loss) before taxes on written options” on the Statement of Operations.

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option’s expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on an accrual basis, including amortization of premiums and accretion of discounts. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund’s portfolio and to estimate the associated deferred tax asset or liability. From time to time, the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the NAV of the Fund will likely fluctuate.

Distributions received from the Fund’s investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

D. Foreign Currency

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) before taxes on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) before taxes on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received

Notes to Financial Statements (Continued)

First Trust Energy Income and Growth Fund (FEN)

November 30, 2017

and are shown in “Net realized gain (loss) before taxes on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) before taxes on investments” on the Statement of Operations.

E. Distributions to Shareholders

The Fund intends to make quarterly distributions to Common Shareholders. The Fund’s distributions generally will consist of cash and paid-in kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less operating expenses, including taxes, on Fund taxable income. Distributions to Common Shareholders are recorded on the ex-date and are based on U.S. GAAP, which may differ from their ultimate characterization for federal income tax purposes.

Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund’s current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder’s basis in the Common Shares, and such distributions will correspondingly increase the realized gain upon the sale of the Common Shares. Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder’s tax basis in the Common Shares will generally be taxed as a capital gain.

Distributions of $45,322,502 paid during the year ended November 30, 2017, are anticipated to be characterized as taxable dividends for federal income tax purposes. The amounts may be eligible to be taxed as qualified dividend income at the reduced capital gains tax rates, subject to shareholder holding period requirements. However, the ultimate determination of the character of the distributions will be made after the 2017 calendar year. Distributions will automatically be reinvested in additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

F. Income Taxes

The Fund is treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. The current U.S. federal maximum graduated income tax rate for corporations is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the U.S. Internal Revenue Code of 1986, as amended. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates.

The tax deferral benefit the Fund derives from its investment in MLPs results largely because the MLPs are treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and credits from the MLPs, regardless of whether or not any cash is distributed from the MLPs.

To the extent that the distributions received from the MLPs exceed the net taxable income realized by the Fund from its investment, a tax liability results. This tax liability is a deferred liability to the extent that MLP distributions received have not exceeded the Fund’s adjusted tax basis in the respective MLPs. To the extent that distributions from an MLP exceed the Fund’s adjusted tax basis, the Fund will recognize a taxable capital gain. For the year ended November 30, 2017, distributions of $34,595,421 received from MLPs have been reclassified as a return of capital. The cost basis of applicable MLPs has been reduced accordingly.

The Fund’s provision for income taxes consists of the following:

Current federal income tax benefit (expense)	$(14,844,977)
Current state income tax benefit (expense)	(1,003,663)
Current foreign income tax benefit (expense)	—
Deferred federal income tax benefit (expense)	18,198,140
Deferred state income tax benefit (expense)	596,421

Total income tax benefit (expense)	$2,945,921

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. The Fund’s 2017 income tax provision includes a full valuation

Notes to Financial Statements (Continued)

First Trust Energy Income and Growth Fund (FEN)

November 30, 2017

allowance against the deferred tax assets associated with the state net operating loss. Components of the Fund’s deferred tax assets and liabilities as of November 30, 2017 are as follows:

Deferred tax assets:

Federal net operating loss	$—
State net operating loss	1,980,736
State income taxes	2,198,414
Capital loss carryforward	—
Other	205,036

Total deferred tax assets	4,384,186
Less: valuation allowance	(1,980,736)

Net deferred tax assets	$2,403,450

Deferred tax liabilities:
Unrealized gains on investment securities	$(108,818,300)

Total deferred tax liabilities	(108,818,300)

Total net deferred tax liabilities	$(106,414,850)

Total income taxes differ from the amount computed by applying the maximum graduated federal income tax rate of 35% to net investment income and realized and unrealized gains on investments.

Application of statutory income tax rate	$(2,768,428)
State income taxes, net	251,952
Change in valuation allowance	35,589
Other	(465,034)

Total	$(2,945,921)

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2014, 2015, 2016, and 2017 remain open to federal and state audit. As of November 30, 2017, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.

G. Expenses

The Fund will pay all expenses directly related to its operations.

H. New and Amended Financial Reporting Rules and Forms

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in additional disclosure for derivative instruments within the Portfolio of Investments. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.

I. New Accounting Pronouncement

In December 2016, FASB released Accounting Standards Update (“ASU”) 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

Notes to Financial Statements (Continued)

First Trust Energy Income and Growth Fund (FEN)

November 30, 2017

3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

EIP serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust from its investment advisory fee.

During the years ended November 30, 2017 and 2016, the Fund received payments from the Sub-Advisor of $39,539 and $55,570, respectively, in connection with trade errors.

First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP.

BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.

4. Purchases and Sales of Securities

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended November 30, 2017, were $307,236,267 and $331,585,147, respectively.

5. Derivative Transactions

The following table presents the types of derivatives held by the Fund at November 30, 2017, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Written Options	Equity Risk	—	—	Options written, at value	$1,319,262

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the year ended November 30, 2017, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

Notes to Financial Statements (Continued)

First Trust Energy Income and Growth Fund (FEN)

November 30, 2017

Statement of Operations Location

Equity Risk Exposure

Net realized gain (loss) before taxes on written options	$4,585,026
Net change in unrealized appreciation (depreciation) before taxes on written options	542,028

During the year ended November 30, 2017, the premiums for written options opened were $8,367,700, and the premiums for written options closed, exercised and expired were $7,741,510.

The Fund does not have the right to offset financial assets and liabilities related to option contracts on the Statement of Assets and Liabilities.

6. Borrowings

The Fund entered into a committed facility agreement (the “Committed Facility Agreement”) with BNP Paribas Prime Brokerage Inc. (“BNP”). Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the Committed Facility Agreement except upon 179 calendar days’ prior notice. The maximum commitment amount is $225,000,000, which comprises of a floating rate financing amount and a fixed rate financing amount. Prior to December 7, 2016, the maximum commitment amount was $270,000,000. The commitment fee of 0.80% of the undrawn amount is waived on any day on which the drawn amount is 80% or more of the maximum commitment amount. The borrowing rate on the floating rate financing amount is equal to the 1-month LIBOR plus 85 basis points and the borrowing rate on the fixed rate financing amount of $102,700,000 is 3.53%. The fixed rate financing amount is for a ten-year period ending in 2023. Prior to November 1, 2017, the borrowing rate on the floating rate financing amount was equal to the 1-month LIBOR plus 100 basis points and 3.68% on the fixed rate. Prior to December 7, 2016, the borrowing rate on the floating rate financing amount was equal to the 1-month LIBOR plus 70 basis points and 3.38% on the fixed rate.

The average amount outstanding for the year ended November 30, 2017, was $170,143,836, with a weighted average interest rate of 3.00%. As of November 30, 2017, the Fund had outstanding borrowings of $155,500,000, which approximates fair value, under the Committed Facility Agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. On the floating rate financing amount, the high and low annual interest rates for the year ended November 30, 2017 were 2.24% and 1.33%, respectively. The weighted average interest rate at November 30, 2017 was 3.08%.

7. Common Share Offerings

On June 19, 2017, the Fund and the Advisor entered into a sales agreement with JonesTrading Institutional Services, LLC (“JonesTrading”) whereby the Fund may offer and sell up to 2,800,000 Common Shares from time to time through JonesTrading as agent for the offer and sale of the Common Shares. Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the net asset value per share of the Fund’s Common Shares at the time such Common Shares are initially sold. The Fund intends to use the net proceeds from the sale of the Common Shares in accordance with its investment objectives and policies. Transactions for the period ended November 30, 2017 related to offerings under such sales agreement are as follows:

Common Shares Sold	Net Proceeds Received	Net Asset Value of Shares Sold	Net Proceeds Received in Excess of Net Asset Value
370,671	$9,197,404	$9,045,614	$151,790

Additionally, estimated offering costs of $180,000 related to this offering were recorded as a prepaid asset and are being amortized to expense by the Fund on a straight line basis over the lesser of one year or until the Fund sells 2,800,000 Common Shares related to this offering.

8. Indemnification

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)

First Trust Energy Income and Growth Fund (FEN)

November 30, 2017

9. Industry Concentration Risk

Under normal market conditions, the Fund invests at least 85% of its Managed Assets in securities issued by energy companies, energy sector MLPs and MLP-related entities and at least 65% of its Managed Assets in equity securities of such MLPs and MLP-related entities. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

10. Subsequent Events

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On December 11, 2017, the Board of Trustees of the Fund approved a non-fundamental change to the Fund’s investment policy. As a result, effective on or around March 30, 2018, the Fund will no longer be required to invest at least 65% of its Managed Assets in equity securities issued by energy sector MLPs and energy sector MLP-related entities and the restriction limiting the Fund’s investments in equity securities issued by energy companies to 35% of its Managed Assets will be removed. The Fund’s remaining investment policies, including the policy requiring the Fund to invest at least 85% of its Managed Assets in securities of energy companies, and energy sector MLPs and energy sector MLP-related entities, have not been changed.

As of December 22, 2017, the Fund’s NAV reflects the estimated impact of the “Tax Cuts and Jobs Act” (the “Act”). The change in NAV is primarily due to the Act’s reduction of the top corporate rate from 35% to 21%, reducing the Fund’s accrual rate for deferred federal income taxes. The change increased the Fund’s NAV by $2.016 or approximately 8.75%.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of First Trust Energy Income and Growth Fund:

We have audited the accompanying statement of assets and liabilities of First Trust Energy Income and Growth Fund (the “Fund”), including the portfolio of investments, as of November 30, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017 by correspondence with the Fund’s custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Energy Income and Growth Fund, as of November 30, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

January 24, 2018

Additional Information

First Trust Energy Income and Growth Fund (FEN)

November 30, 2017 (Unaudited)

Dividend Reinvestment Plan

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website located at https://www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website located at https://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website located at

Additional Information (Continued)

First Trust Energy Income and Growth Fund (FEN)

November 30, 2017 (Unaudited)

https://www.ftportfolios.com; (3) on the SEC’s website at https://www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

Submission of Matters to a Vote of Shareholders

The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 24, 2017. At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust Energy Income and Growth Fund as a Class I Trustee for a three-year term expiring at the Fund’s annual meeting of shareholders in 2020. The number of votes cast in favor of Mr. Keith was 16,678,310, the number of votes against was 379,164 and the number of broker non-votes was 2,329,592. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the other current and continuing Trustees.

Risk Considerations

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund’s prospectus and statement of additional information, as well as other Fund regulatory filings.

Currency Risk: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund’s non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

Derivatives Risk: The Fund may enter into total return swaps, credit default swaps or other types of swaps, options, forwards and combinations thereof and related derivatives. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value. The Fund’s ability to successfully use hedging and interest rate derivative transactions depends on the Sub-Advisor’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives for hedging and interest rate management purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to hedging and strategic transactions are not otherwise available to the Fund for investment purposes. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Equity Securities Risk: Because the Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Industry Concentration Risk: Under normal market conditions, the Fund invests at least 85% of its Managed Assets in securities issued by energy companies, energy sector MLPs and MLP-related entities and at least 65% of its Managed Assets in equity securities of such MLPs and MLP-related entities. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

Additional Information (Continued)

First Trust Energy Income and Growth Fund (FEN)

November 30, 2017 (Unaudited)

Investment and Market Risk: An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

Leverage Risk: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions.

MLP Risk: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

Non-Diversification Risk: The Fund is a non-diversified investment company under the 1940 Act. Accordingly, there are no regulatory requirements under the 1940 Act on the minimum number or size of securities held by the Fund.

Non-U.S. Risk: The Fund may invest a portion of its assets in the equity securities of issuers domiciled in jurisdictions other than the U.S. Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.

Restricted Securities Risk: The Fund may invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

Advisory and Sub-Advisory Agreements

Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements

The Board of Trustees of First Trust Energy Income and Growth Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, the Advisor and Energy Income Partners, LLC (the “Sub-Advisor”) for a one-year period ending June 30, 2018 at a meeting held on June 12, 2017. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017 and June 12, 2017, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the

Additional Information (Continued)

First Trust Energy Income and Growth Fund (FEN)

November 30, 2017 (Unaudited)

sub-advisory fee rate as compared to fees charged to a peer group of funds compiled by Management Practice, Inc. (“MPI”), an independent source (the “MPI Peer Group”), and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 24, 2017, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 12, 2017 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective as well as from the perspective of shareholders. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective and policies. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 24, 2017 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team and the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective and policies.

The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor how the MPI Peer Group was assembled and limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different amounts and types of leverage with different costs associated with them; (iii) only two of the peer funds employ an advisor/sub-advisor management structure and only one of those peer funds employs an unaffiliated sub-advisor; and (iv) most of the peer funds are larger than the Fund, which causes the Fund’s fixed expenses to be higher on a percentage basis as compared to the larger peer funds. The Board took these limitations into account in considering the peer data, and noted that the advisory fee rate payable by the Fund, based on average managed assets, was at the median of the MPI Peer Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2016 to the performance of the MPI Peer Group and to two benchmark indexes. In reviewing the Fund’s performance as compared to the performance of the MPI Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the

Additional Information (Continued)

First Trust Energy Income and Growth Fund (FEN)

November 30, 2017 (Unaudited)

Fund. Based on the information provided on net asset value performance, the Board noted that the Fund underperformed the MPI Peer Group average for the one-year period and outperformed the MPI Peer Group average for the three- and five-year periods ended December 31, 2016. The Board also noted that the Fund outperformed both of the benchmark indexes for the three-year period and the Alerian MLP Total Return Index for the one- and five-year periods but underperformed the Wells Fargo Midstream MLP Total Return Index for the one- and five-year periods ended December 31, 2016. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns. The Board also received information on the Fund’s annual distribution rate as of December 31, 2016 and the Fund’s average trading discount during 2016 and comparable information for the peer group.

On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2016 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered the ownership interest of FTCP in the Sub-Advisor and potential fall-out benefits to the Advisor from such ownership interest. The Board noted that in addition to the advisory fees paid by the Fund, the Advisor is compensated for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

The Board considered that the Sub-Advisor’s investment services expenses are primarily fixed, and that the Sub-Advisor has made recent investments in personnel and infrastructure and expects its expenses to increase over the next twelve months as it continues to make investments in personnel and infrastructure. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Adviser was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including soft-dollar arrangements, and considered a summary of such arrangements. The Board also considered the potential fall-out benefits to the Sub-Advisor from FTCP’s ownership interest in the Sub-Advisor. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers

First Trust Energy Income and Growth Fund (FEN)

November 30, 2017 (Unaudited)

The Fund’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Address, Date of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee c/o First Trust Advisors L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 04/51	• Three Year Term • Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	151	None

Thomas R. Kadlec, Trustee c/o First Trust Advisors L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 11/57	• Three Year Term • Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	151	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association

Robert F. Keith, Trustee c/o First Trust Advisors L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 11/56	• Three Year Term • Since June 2006	President, Hibs Enterprises (Financial and Management Consulting)	151	Director of Trust Company of Illinois

Niel B. Nielson, Trustee c/o First Trust Advisors L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 03/54	• Three Year Term • Since Fund Inception	Managing Director and Chief Operating Officer (January 2015 to Present), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services); President (June 2002 to June 2012), Covenant College	151	Director of Covenant Transport, Inc. (May 2003 to May 2014)
INTERESTED TRUSTEE
James A. Bowen(2) , Trustee and Chairman of the Board 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 09/55	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	151	None

(1)	Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund’s 2020 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2018 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2019 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors, L.P., investment advisor of the Fund.

Board of Trustees and Officers (Continued)

First Trust Energy Income and Growth Fund (FEN)

November 30, 2017 (Unaudited)

Name, Address and Date of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 01/66	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) (January 2016 to Present) and Stonebridge Advisors LLC (Investment Advisor) (January 2016 to Present)

Donald P. Swade 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 08/72	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 05/60	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; and Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B: 02/70	Vice President	• Indefinite Term • Since December 2005	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.

Kristi A. Maher 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 12/66	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy

First Trust Energy Income and Growth Fund (FEN)

November 30, 2017 (Unaudited)

Privacy Policy

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

Sources of Information

We collect nonpublic personal information about you from the following sources:

•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

•	Information about your transactions with us, our affiliates or others;

•	Information we receive from your inquiries by mail, e-mail or telephone; and

•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.

Information Collected

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

Disclosure of Information

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

Use of Web Analytics

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

Confidentiality and Security

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

Policy Updates and Inquiries

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to https://www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

May 2017

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INVESTMENT ADVISOR

First Trust Advisors L.P.

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

INVESTMENT SUB-ADVISOR

Energy Income Partners, LLC

10 Wright Street

Westport, CT 06880

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

ADMINISTRATOR,

FUND ACCOUNTANT, AND

CUSTODIAN

The Bank of New York Mellon

101 Barclay Street, 20th Floor

New York, NY 10286

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

111 S. Wacker Drive

Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP

111 W. Monroe Street

Chicago, IL 60603

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $57,000 for the fiscal year ended November 30, 2016, and for $57,000 the fiscal year ended November 30, 2017.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $92 for the fiscal year ended November 30, 2016, and $0 for the fiscal year ended November 30, 2017.

Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2016, and $0 for the fiscal year ended November 30, 2017.

(c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $42,000 for the fiscal year ended November 30, 2016, and $42,000 for the fiscal year ended November 30, 2017. These fees were for tax consultation.

Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s adviser were $0 for the fiscal year ended November 30, 2016, and $0 for the fiscal year ended November 30, 2017.

(d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2016 and $0 for the fiscal year ended November 30, 2017.

All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2016, and $0 for the fiscal year ended November 30, 2017.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2016, were $42,000 for the registrant and $13,000 for the registrant’s investment adviser, and for the fiscal year ended November 30, 2017, were $42,000 for the registrant and $44,000 for the registrant’s investment adviser.

(h) The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Policies and Procedures

If an adviser exercises voting authority with respect to client securities, Advisers Act Rule 206(4)-6 requires the adviser to adopt and implement written policies and procedures reasonably designed to ensure that client securities are voted in the best interest of the client. This is consistent with legal interpretations which hold that an adviser’s fiduciary duty includes handling the voting of proxies on securities held in client accounts over which the adviser exercises investment or voting discretion, in a manner consistent with the best interest of the client.

Absent unusual circumstances, EIP exercises voting authority with respect to securities held in client accounts pursuant to provisions in its advisory agreements. Accordingly, EIP has adopted these policies and procedures with the aim of meeting the following requirements of Rule 206(4)-6:

•	ensuring that proxies are voted in the best interest of clients;
•	addressing material conflicts that may arise between EIP’s interests and those of its clients in the voting of proxies;
•	disclosing to clients how they may obtain information on how EIP voted proxies with respect to the client’s securities;
•	describing to clients EIP’s proxy voting policies and procedures and, upon request, furnishing a copy of the policies and procedures to the requesting client.

Engagement of Institutional Shareholder Services Inc.

With the aim of ensuring that proxies are voted in the best interest of EIP clients, EIP has engaged Institutional Shareholder Services Inc. (“ISS”), as its independent proxy voting service to provide EIP with proxy voting recommendations, as well as to handle the administrative mechanics of proxy voting. EIP has directed ISS to utilize its Proxy Voting Guidelines in making recommendations to vote, as those guidelines may be amended from time to time.

Conflicts of Interest in Proxy Voting

There may be instances where EIP’s interests conflict, or appear to conflict, with client interests in the voting of proxies. For example, EIP may provide services to, or have an investor who is a senior member of, a company whose management is soliciting proxies. There may be a concern that EIP would vote in favor of management because of its relationship with the company or a senior officer. Or, for example, EIP (or its senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

EIP addresses these conflicts or appearances of conflicts by ensuring that proxies are voted in accordance with the recommendations made by ISS, an independent third party proxy voting service. As previously noted, in most cases, proxies will be voted in accordance with ISS’s own pre-existing proxy voting guidelines.

Disclosure on How Proxies Were Voted

EIP discloses to clients in its Form ADV how clients can obtain information on how their proxies were voted, by contacting EIP at its office in Westport, CT. EIP also discloses in the ADV a summary of these proxy voting policies and procedures and that upon request, clients will be furnished a full copy of these policies and procedures.

It is the responsibility of the CCO to ensure that any requests made by clients for proxy voting information are responded to in a timely fashion and that a record of requests and responses are maintained in EIP’s books and records.

Proxy Materials

EIP personnel instructs custodians to forward to ISS all proxy materials received on securities held in EIP client accounts.

Limitations

In certain circumstances, where EIP has determined that it is consistent with the client’s best interest, EIP will not take steps to ensure that proxies are voted on securities in the client’s account. The following are circumstances where this may occur:

*Limited Value: Proxies will not be required to be voted on securities in a client’s account if the value of the client’s economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held by the client’s account.

*Securities Lending Program: When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. In most cases, EIP will not take steps to see that loaned securities are voted. However, where EIP determines that a proxy vote, or other shareholder action, is materially important to the client’s account, EIP will make a good faith effort to recall the security for purposes of voting, understanding that in certain cases, the attempt to recall the security may not be effective in time for voting deadlines to be met.

*Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, EIP may choose not to vote where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

Oversight of Policy

The Chief Compliance Officer (“CCO”) will follow the following procedures with respect to the oversight of each proxy advisory firm retained by the Adviser(s):

•	Periodically, but no less frequently than semi-annually, sample proxy votes to review whether they complied with the Advisers’ proxy voting policies and procedures including a review of those items that relate to certain proposals that may require more analysis (e.g. other than voting for directors).
•	Collect information, no less frequently than annually, reasonably sufficient to support the conclusion that the proxy voting service provide has the capacity and competency to adequately analyze proxy issues. In this regard, the CCO shall consider, among other things:
o	the adequacy and quality of the proxy advisory firm’s staffing and personnel;
•	the robustness of its policies and procedures regarding its ability to (i) ensure that its proxy voting recommendations are based on current and accurate information and (ii) identify and address any conflicts of interest; and
•	any other considerations that the CCO believes would be appropriate in considering the nature and quality of the services provided by the proxy voting service.

For purposes of these procedures, the CCO may rely upon information posted by a proxy advisory firm on its website, provided that the proxy advisory firm represents that the information is complete and current.

Recordkeeping on Proxies

In it the responsibility of EIP’s CCO to ensure that the following proxy voting records are maintained:

•	a copy of EIP’s proxy voting policies and procedures;
•	a copy of all proxy statements received on securities in client accounts (EIP may rely on ISS or the SEC’s EDGAR system to satisfy this requirement);
•	a record of each vote cast on behalf of a client (EIP relies on ISS to satisfy this requirement);
•	a copy of any document prepared by EIP that was material to making a voting decision or that memorializes the basis for that decision;
•	a copy of each written client request for information on how proxies were voted on the client’s behalf or for a copy of EIP’s proxy voting policies and procedures, and
•	a copy of any written response to any client request for information on how proxies were voted on their behalf or furnishing a copy of EIP’s proxy voting policies and procedures.

The CCO will see that these books and records are made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Advisers Act.

For any registered investment companies advised by EIP, votes made on its behalf will be stored electronically or otherwise recorded so that they are available for preparation of the Form N-PX, Annual Report of Proxy Voting Record of Registered Management Investment Company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of February January 29, 2018.

James Murchie, Chief Executive Officer and Founder of Energy Income Partners, LLC (“EIP” or “Sub-Advisor”), and Eva Pao, principal of EIP, are co-portfolio managers responsible for the day-to-day management of the registrant’s portfolio. Both portfolio managers have served in such capacity for 171 months. John Tysseland is also a co-portfolio manager responsible for the day-to-day management of the registrant’s portfolio and has served in such capacity for 20 months.

James J. Murchie, Co-Portfolio Manager

James J. Murchie is the Founder, Chief Executive Officer, co-portfolio manager and a Principal of Energy Income Partners. After founding Energy Income Partners in October 2003, Mr. Murchie and the Energy Income Partners investment team joined Pequot Capital Management Inc. (“Pequot Capital”) in December 2004. In August 2006, Mr. Murchie and the Energy Income Partners investment team left Pequot Capital and re-established Energy Income Partners. Prior to founding Energy Income Partners, Mr. Murchie was a Portfolio Manager at Lawhill Capital Partners, LLC (“Lawhill Capital”), a long/short equity hedge fund investing in commodities and equities in the energy and basic industry sectors. Before Lawhill Capital, Mr. Murchie was a Managing Director at Tiger Management, LLC, where his primary responsibility was managing a portfolio of investments in commodities and related equities. Mr. Murchie was also a Principal at Sanford C. Bernstein. He began his career at British Petroleum, PLC. Mr. Murchie holds a BA from Rice University and an MA from Harvard University.

Eva Pao, Co-Portfolio Manager

Eva Pao is a Principal of Energy Income Partners and is co-portfolio manager for all its funds. She has been with EIP since inception in 2003. From 2005 to mid-2006, Ms. Pao joined Pequot Capital Management during EIP’s affiliation with Pequot. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron’s internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. Ms. Pao holds degrees from Rice University and Harvard Business School.

John K. Tysseland, Co-Portfolio Manager

John Tysseland is a Senior Research Analyst. From 2005 to 2014, he worked at Citi Research most currently serving as a Managing Director where he covered midstream energy companies and MLPs. From 1998 to 2005, he worked at Raymond James & Associates as a Vice President who covered the oilfield service industry and established the firm’s initial coverage of MLPs in 2001. Prior to that, he was an Equity Trader at Momentum Securities from 1997 to 1998 and an Assistant Executive Director at Sumar Enterprises from 1996 to 1997. He graduated from The University of Texas at Austin in 1996 with a BA in economics.

(a)(2)	Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager

Information provided as of November 30, 2017.

Name of Portfolio Manager or Team Member	Type of Accounts*	Total # of Accounts Managed**	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

1. James Murchie	Registered Investment Companies:	7	$3863.1	0	$0
	Other Pooled Investment Vehicles:	3	$247.3	2	$236.5
	Other Accounts:	521	$1320.1	1	$2.1

2. Eva Pao	Registered Investment Companies:	7	$3863.1	0	$0
	Other Pooled Investment Vehicles:	3	$247.3	2	$236.5
	Other Accounts:	521	$1320.1	1	$2.1

3. John Tysseland	Registered Investment Companies:	7	$3863.1	0	$0
	Other Pooled Investment Vehicles:	3	$247.3	2	$236.5
	Other Accounts:	521	$1320.1	1	$2.1

*Examples for Types of Accounts:

Other Registered Investment Companies: Any investment vehicle which is registered with the SEC, such as mutual funds of registered hedge funds.

Other Pooled Investment Vehicles: Any unregistered account for which investor assets are pooled together, such as an unregistered hedge fund.

Other Accounts: Any accounts managed not covered by the other two categories, such as privately managed accounts.

Portfolio Manager Potential Conflicts of Interests

Energy Income Partners, LLC (“EIP” or the “Firm”) investment professionals who serve as portfolio managers to separately managed accounts, one of which charges a performance fee, and provides its model portfolio to unified managed accounts. The portfolio managers also serve as portfolio managers to two private investment funds (the “Private Funds”), two of which charge a performance fee and a registered mutual fund. In addition to the Fund, EIP serves as a sub-advisor to three closed-end management investment companies other than the Fund, an actively managed exchange-traded fund (ETF), a sleeve of an ETF, a sleeve of a series of a variable insurance trust and an Irish domiciled UCITs Fund.

EIP has written policies and procedures regarding Order Aggregation and Allocation to ensure that all accounts are treated fairly and equitably and that no account is at a disadvantage. EIP will generally execute client transactions on an aggregated basis when the Firm believes that to do so will allow it to obtain best execution and to negotiate more favorable commission rates or avoid certain transaction costs that might have otherwise been paid had such orders been placed independently. EIP’s ability to implement this may be limited by an account’s custodian, directed brokerage arrangements or other constraints limiting EIP’s use of a common executing broker.

An aggregated order may be allocated on a basis different from that specified herein provided that all clients receive fair and equitable treatment and there is a legitimate reason for the different allocation. Reasons for deviation may include (but are not limited to): a client’s investment guidelines and restrictions, available cash, liquidity or legal reasons, and to avoid odd-lots or in cases when a normal allocation would result in a de minimis allocation to one or more clients.

Notwithstanding the above, due to differing tax ramifications and compliance ratios, as well as dissimilar risk constraints and tolerances, accounts with similar investment mandates may trade the same securities at differing points in time. Additionally, for the reasons noted above, certain accounts, including funds in which EIP, its affiliates and/or employees (“EIP Funds”) have a financial interest, may trade separately from other accounts and participate in transactions which are deemed to be inappropriate for other accounts with similar investment mandates. Further, during periods in which EIP intends to trade the same securities across multiple accounts, transactions for those accounts that must be traded through specific brokers and/or platforms will often be executed after those for accounts over which EIP exercises full brokerage discretion.

(a)(3)	Compensation Structure of Portfolio Managers or Management Team Members

Portfolio Manager Compensation

Information provided as of November 30, 2017.

The Fund’s portfolio managers are compensated by a competitive minimum base salary and share in the profits of EIP in relation to their ownership of EIP. EIP’s profits are influenced by the assets under management and the performance of the Funds (i.e. all Funds managed or sub-advised by EIP) as described above. Therefore, their success is based on the growth and success of all EIP managed products, not just the funds that charge an incentive fee.

The compensation of the EIP team members is determined according to prevailing rates within the industry for similar positions.

(a)(4)	Disclosure of Securities Ownership

Information provided as of November 30, 2017.

Name	Dollar Range of Fund Shares Beneficially Owned
James Murchie	$50,001-100,000
Eva Pao John Tysseland	$0 $0

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Energy Infrastructure Fund

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date	January 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	January 24, 2018

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	January 24, 2018

* Print the name and title of each signing officer under his or her signature.